UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 26, 2020

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code         (585) 678-7100

                                        Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 26, 2020 (the “Effective Date”), (i) Constellation Brands, Inc. (the “Company”), CB International Finance S.à r.l., an indirect wholly owned subsidiary of the Company organized under the laws of Luxembourg (“CBIF” and together with the Company, the “Borrowers”), certain of the Company’s subsidiaries as guarantors, Bank of America, N.A., as administrative agent (the “Administrative Agent”), and certain other lenders (the “Credit Agreement Lenders”), entered into a Restatement Agreement (the “Restatement Agreement”) that amended and restated the Eighth Amended and Restated Credit Agreement dated as of September 14, 2018, by and among the Company, CBIF, the Administrative Agent and the other lenders thereto (the “Eighth Restated Credit Agreement” and as amended and restated by the Restatement Agreement, the “Ninth Restated Credit Agreement”), (ii) the Company, certain of the Company’s subsidiaries as guarantors, Bank of America, N.A., as administrative agent (the “Administrative Agent”), and certain other lenders (the “2018 Term Loan Lenders”), entered into a Term Loan Restatement Agreement (the “Term Loan Restatement Agreement”) that amended and restated the Term Loan Credit Agreement dated as of September 14, 2018, by and among the Company, the Administrative Agent and the other lenders thereto (the “2018 Term Loan Credit Agreement” and as amended and restated by the Term Loan Restatement Agreement, the “Restated 2018 Credit Agreement”) and (iii) the Company, certain of the Company’s subsidiaries as guarantors, Bank of America, N.A., as administrative agent (the “Administrative Agent”) and lender (the “2019 Term Loan Lender”), entered into a 2020 Term Loan Restatement Agreement (the “2020 Term Loan Restatement Agreement”) that amended and restated the Term Loan Credit Agreement dated as of June 28, 2019, by and between the Company, the Administrative Agent and the 2019 Term Loan Lender (the “2019 Term Loan Credit Agreement” and as amended and restated by the 2020 Term Loan Restatement Agreement, the “Restated 2019 Credit Agreement”).

Restatement Agreement

The principal changes to the Eighth Restated Credit Agreement effected by the Restatement Agreement are (i) the removal of the subsidiary guarantees and termination of the 2017 Guarantee Agreement (as defined below) (See Item 1.02 which is incorporated herein by reference), (ii) the inclusion of the parent guaranty provisions in the Ninth Restated Credit Agreement in connection with the termination of the 2017 Guarantee Agreement, (iii) the removal of certain provisions pertaining to term loans since no term loans are outstanding under the Ninth Restated Credit Agreement, and (iv) the LIBOR successor rate provisions were revised to permit the use of rates based on the secured overnight financing rate (“SOFR”) administered by the Federal Reserve Bank of New York.

Parent Guarantee

In connection with the termination of the 2017 Guarantee Agreement, the Ninth Restated Credit Agreement was revised to include provisions whereby the Company unconditionally and irrevocably guaranteed to the Administrative Agent, for the ratable benefit of the Credit Agreement Lenders, (i) the prompt and complete payment and performance of the indebtedness and other monetary obligations of CBIF under the Ninth Restated Credit Agreement and (ii) the hedge and cash management indebtedness and other monetary obligations of certain subsidiaries as described in the Ninth Restated Credit Agreement.

Certain of the Credit Agreement Lenders, the Administrative Agent and their affiliates have performed, and may in the future perform, various commercial banking, investment banking, lending, underwriting and brokerage services, and other financial and advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses. The Company and certain of its subsidiaries have, and may in the future, enter into derivative arrangements with certain of the Credit Agreement Lenders and their affiliates.

In addition, one of the Credit Agreement Lenders is the trustee under an indenture for certain of the Company’s outstanding notes. Certain of the Credit Agreement Lenders or their affiliates and affiliates of the Administrative Agent are lenders under certain credit facilities to a Sands family investment vehicle that, because of its relationship with members of the Sands family, is an affiliate of the Company. Such credit facilities are secured by pledges of shares of class A common stock of the Company, class B common stock of the Company, or a combination thereof and personal guarantees of certain members of the Sands’ family, including Richard Sands and Robert Sands.

The foregoing description of the Restatement Agreement and Ninth Restated Credit Agreement is a summary and is qualified in its entirety by reference to the Restatement Agreement including the Ninth Restated Credit Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Term Loan Restatement Agreement

The principal changes to the 2018 Term Loan Credit Agreement effected by the Term Loan Restatement Agreement are (i) the removal of the subsidiary guarantees and termination of the 2018 Guarantee Agreement (as defined below) (See Item 1.02 which is incorporated herein by reference), and (ii) the LIBOR successor rate provisions were revised to permit the use of rates based on SOFR.

Certain of the 2018 Term Loan Lenders and the Administrative Agent and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking, lending, underwriting and brokerage services, and other financial and advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses. The Company and certain of its subsidiaries have, and may in the future, enter into derivative arrangements with certain of the 2018 Term Loan Lenders and their affiliates. One of the 2018 Term Loan Lenders is the trustee under an indenture for certain of the Company’s outstanding notes. Certain of the 2018 Term Loan Lenders and the Administrative Agent are lenders under certain credit facilities to a Sands family investment vehicle that, because of its relationship with members of the Sands family, is an affiliate of the Company. Such credit facilities are secured by pledges of shares of class A common stock of the Company, class B common stock of the Company, or a combination thereof and personal guarantees of certain members of the Sands’ family, including Richard Sands and Robert Sands.

The foregoing description of the Term Loan Restatement Agreement and Restated 2018 Credit Agreement is a summary and is qualified in its entirety by reference to the Term Loan Restatement Agreement including the Restated 2018 Credit Agreement, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

2020 Term Loan Restatement Agreement

The principal changes to the 2019 Term Loan Credit Agreement effected by the 2020 Term Loan Restatement Agreement are (i) the removal of the subsidiary guarantees and termination of the 2019 Guarantee Agreement (as defined below) (See Item 1.02 which is incorporated herein by reference), and (ii) the LIBOR successor rate provisions were revised to permit the use of rates based on SOFR.

The 2019 Term Loan Lender and the Administrative Agent and its respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking, lending, underwriting and brokerage services, and other financial and advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses. The Company and certain of its subsidiaries have, and may in the future, enter into derivative arrangements with certain of the 2019 Term Loan Lender and its affiliates.

The 2019 Term Loan Lender and the Administrative Agent is a lender under certain credit facilities to a Sands family investment vehicle that, because of its relationship with members of the Sands family, is an affiliate of the Company. Such credit facilities are secured by pledges of shares of class A common stock of the Company, class B common stock of the Company, or a combination thereof and personal guarantees of certain members of the Sands’ family, including Richard Sands and Robert Sands.

The foregoing description of the 2020 Term Loan Restatement Agreement and the Restated 2019 Credit Agreement is a summary and is qualified in its entirety by reference to the 2020 Term Loan Restatement Agreement including the Restated 2019 Credit Agreement, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

In connection with a prior amendment and restatement of the Eighth Restated Credit Agreement, the Company and certain subsidiaries of the Company entered into that certain Amended and Restated Guarantee Agreement, dated as of July 14, 2017 (the “2017 Guarantee Agreement”). Pursuant to the 2017 Guarantee Agreement, (i) each of the subsidiary guarantors unconditionally and irrevocably guaranteed to the Administrative Agent, for the ratable benefit of the Credit Agreement Lenders, the prompt and complete payment and performance of the indebtedness and other monetary obligations of the Borrowers under the credit agreement and (ii) the Company unconditionally and irrevocably guaranteed to the Administrative Agent, for the ratable benefit of the Credit Agreement Lenders, the prompt and complete payment and performance of the indebtedness and other monetary obligations of CBIF under the credit agreement and the hedge and cash management indebtedness and other monetary obligations of certain subsidiaries as described in 2017 Guarantee Agreement.

Effective as of March 26, 2020, the 2017 Guarantee Agreement was terminated, pursuant to and in connection with the Ninth Restated Credit Agreement. See Item 1.01 which is incorporated herein by reference. There were no early termination penalties incurred by the Company as a result of the termination of the 2017 Guarantee Agreement.

In connection with the 2018 Term Loan Credit Agreement, certain subsidiaries of the Company entered into that certain Guarantee Agreement, dated as of September 14, 2018 (the “2018 Guarantee Agreement”). Pursuant to the 2018 Guarantee Agreement, each of the subsidiary guarantors unconditionally and irrevocably guaranteed to the Administrative Agent, for the ratable benefit of the 2018 Term Loan Lenders, the prompt and complete payment and performance of the indebtedness and other monetary obligations of the Company under the 2018 Term Loan Credit Agreement.

Effective as of March 26, 2020, the 2018 Guarantee Agreement was terminated, pursuant to and in connection with the Restated 2018 Credit Agreement. See Item 1.01 which is incorporated herein by reference. There were no early termination penalties incurred by the Company as a result of the termination of the 2018 Guarantee Agreement.

In connection with the 2019 Term Loan Credit Agreement, certain subsidiaries of the Company entered into that certain Guarantee Agreement, dated as of June 28, 2019 (the “2019 Guarantee Agreement”). Pursuant to the 2019 Guarantee Agreement, each of the subsidiary guarantors unconditionally and irrevocably guaranteed to the Administrative Agent, for the ratable benefit of the 2019 Term Loan Lender, the prompt and complete payment and performance of the indebtedness and other monetary obligations of the Company under the 2019 Term Loan Credit Agreement.

Effective as of March 26, 2020, the 2019 Guarantee Agreement was terminated, pursuant to and in connection with the Restated 2019 Credit Agreement. See Item 1.01 which is incorporated herein by reference. There were no early termination penalties incurred by the Company as a result of the termination of the 2019 Guarantee Agreement.

Item 9.01	Financial Statements and Exhibits.

For the exhibits that are filed herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

Exhibit No.	Description

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)

Restatement Agreement, dated as of March 26, 2020, by and among the Company, CB International Finance S.à r.l., certain of the Company’s subsidiaries as guarantors, Bank of America, N.A., as administrative agent, and the Lenders party thereto, including the Ninth Amended and Restated Credit Agreement dated as of March 26, 2020, by and among the Company, CB International Finance S.à r.l., Bank of America, N.A., as administrative agent, and the Lenders party thereto (filed herewith). *

(4.2)

Term Loan Restatement Agreement, dated as of March 26, 2020, by and among the Company, certain of the Company’s subsidiaries as guarantors, Bank of America, N.A., as administrative agent, and the Lenders party thereto, including the Amended and Restated Term Loan Credit Agreement, dated March 26, 2020, by and among the Company, Bank of America, N.A., as administrative agent, and the Lenders party thereto (filed herewith). *

(4.3)

2020 Term Loan Restatement Agreement, dated as of March 26, 2020, by and among the Company, certain of the Company’s subsidiaries as guarantors, Bank of America, N.A., as administrative agent and lender, including the Amended and Restated Term Loan Credit Agreement, dated March 26, 2020, by and between the Company, Bank of America, N.A., as administrative agent and lender (filed herewith). *

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*    Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2020	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer